UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2025
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SYNAPTICS INCORPORATED
(Exact name of Registrant as Specified in Its Charter)
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Delaware	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1109 McKay Drive
San Jose, California		95131
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (408) 904-1100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYNA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 7, 2025, Synaptics Incorporated (the "Company") issued a press release announcing its financial results for the fiscal fourth quarter and full fiscal year ended June 28, 2025, and posted supplemental earnings materials to the investor section of the Company’s website at www.synaptics.com. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
This information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.
Item 8.01. Other Events.

Share Repurchase Program
On August 5, 2025, the Company's Board of Directors (the "Board") authorized a new share repurchase program to repurchase up to $150 million of the Company’s common stock, par value $0.001 per share (“Common Stock”). This program does not have an expiration date; however, the Board expects to periodically review the authorization to assess its continued appropriateness in light of the Company’s capital allocation priorities, market conditions, the Company’s balance sheet, expected free cash flow, alternative investment opportunities, and other factors.
Repurchases may be made from time to time through open market repurchases or through privately negotiated transactions, subject to market conditions, legal requirements and other relevant factors. Open market repurchases may be structured to occur within the pricing and volume requirements of Rule 10b-18 of the Exchange Act. The Company may also enter into Rule 10b5-1 trading plans to facilitate repurchases pursuant to this authorization. The actual number of shares repurchased, if any, and the timing of such repurchases will depend on various factors, including the Company’s cash balances, general business and market conditions, prevailing stock prices and the availability of alternative investment opportunities. This program does not obligate the Company to repurchase any particular amount of Common Stock and may be extended, modified, suspended or terminated at any time at the Company’s discretion.
The press release attached hereto and incorporated by reference as exhibit 99.1 includes the announcement of the share repurchase program.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press release from Synaptics Incorporated, dated August 7, 2025, titled “Synaptics Reports Fourth Quarter and Full Year Fiscal 2025 Results”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNAPTICS INCORPORATED

Date:	August 7, 2025	By:	/s/ Ken Rizvi
Ken Rizvi SVP and Chief Financial Officer